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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 8, 2004

                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                        0-9408                84-1097578
(State or other jurisdiction of         (Commission           (I.R.S. Employer
  incorporation or organization)        file number)         Identification No.)

           1099 18th Street, Suite 400, Denver CO                  80202
        (Address of principal executive offices)                 (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or former address, if changed from last report.)

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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                  MARCH 8, 2004

Item 7c. Exhibits

      The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

Exhibit
Table No.         Document                                           Exhibit No.
---------         --------                                           -----------

   99             Prima Energy Corporation Press                        99.1
                  Release dated March 8, 2004

Item 9. Regulation FD Disclosure (including Item 12 information)

      On March 8, 2004, Prima Energy Corporation, a Delaware corporation, issued a press release reporting year-end 2003 oil and gas reserves and a summary of year 2003 capital expenditures and production. The release also included estimates for year 2004 capital expenditures and production and an update of the Company's derivatives activities. A copy of the press release is attached hereto as Exhibit 99.1

      The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Pursuant to
Item 12 of Form 8-K, the information in this report will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PRIMA ENERGY CORPORATION
                                                          (Registrant)

Date March 8, 2004                                  /s/ Neil L. Stenbuck
      -------------------------                     ----------------------------
                                                    Neil L. Stenbuck,
                                                    Executive Vice President and
                                                    Chief Financial Officer


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